PART C. OTHER INFORMATION

Item 22. FINANCIAL STATEMENTS

	(b)	Financial Statements:

Statement of Assets and Liabilities as of December 31, 2003; Investment Portfolio as of December 31, 2003; Statement of Operations for the year ended December 31, 2003; Statement of Changes in Net Assets for the two year period ended December 31, 2003; the Financial Highlights for each of the five years then December 31, ended; and related notes, are incorporated by reference to the Annual Report to Shareholders for the fiscal year ended December 31, 2003 for the Fund, filed separately Filing Date: February 9, 2004

Item 23. EXHIBITS
	(a)	Articles of Incorporation of the Fund, as amended.

Filing: Registration Statement
File No.: 811-3931
Filing Date: April 30, 1999

	(b)	By-Laws of the Fund
Filing: Registration Statement
File No.: 811-3931
Filing Date: April 30, 1999

	(c)	Not applicable

	(d)	Investment Advisory Contract between Fund and Pacific Financial Research.*

Filing: Registration Statement
File No.: 811-3931
Filing Date: April 22, 2004

	(e)	Not applicable

	(f)	Not applicable

	(g)	Custodian Contract between Clipper Fund(SM) and State Street Bank and Trust Company, with amendments thereto.
Filing: Registration Statement
File No.: 811-3931
Filing Date: April 30, 1999

	(h)	Transfer Agency and Service Agreement between Clipper Fund and State Street Bank and Trust Company, with amendment thereto.
Filing: Registration Statement
File No.: 811-3931
Filing Date: December 21, 1983

	(i)	Consent of Counsel.
Filing: Registration Statement
File No.: 811-3931
Filing Date: April 4, 2002

	(j)	Consent of Independent Auditors*
Filing: Registration Statement
File No.: 811-3931
Filing Date: April 22, 2004

	(k)	Not applicable

	(l)	Not applicable

	(m)	Not applicable

	(n)	Not applicable

	(o)	Not applicable

	(p)	Code of Ethics*
Filing: Registration Statement
File No.: 811-3931
Filing Date: April 15, 2004

*filed herewith
---------------
Item 24		Persons controlled by or under common control with registrant.

None.

Item 25.		Indemnification
Reference is made to Article VI of the Registrant's By-Laws (filed previously with the Securities and Exchange Commission) and Section 317 of the California General Corporation Law.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 and Release No. 7221 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended so long as the interpretation of Section 17(h) and 17(i) of such act remain in effect. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of an action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.		Business and Other Connections of Investment Adviser.

See "Investment Advisory and Other Services" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information.

The officers of the Investment Adviser are Mr. Gipson and Mr. Sandler. Their businesses and other connections are listed under the caption "Management" in the Prospectus constituting Part A of this Registration Statement.

Item 27.		Principal Underwriters

Not applicable.

Item 28		Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of Clipper Fund(SM), 9601 Wilshire Blvd., Suite 800, Beverly Hills, California 90210.

Item 29.		Management Services

Other than as set forth under the caption "Investment Advisory and Other Services" in the Prospectus, on the back cover of the Prospectus, and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information, registrant is not a party to any management-related service contracts.

Item 30.		Undertakings

Not applicable

Exhibit List to the
Registration Statement
of Clipper FundSM
Form N-1A May 1, 2004

Exhibit No.	Description

d.	Form of New Advisory Agreement
j.	Consent of Independent Auditors
p.	Code of Ethics

PROSPECTUS

MAY 1, 2004

This Prospectus outlines information you should know before purchasing fund shares. You should read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved nor disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
TABLE OF CONTENTS

2	Risk/Return Summary
Investment Objective/Goals
Principal Investment Strategies
Principal Risks of Investing
Fees and Expenses

6	Investment Objectives, Principal Investment Strategies and Related Risks
Investment Objectives
Principal Investment Strategies
Investment Philosophy and Process
Related Risks

11	Management and Organization
Investment Adviser to the Fund
Portfolio Managers of the Fund

12	Shareholder Information
Pricing of Fund Shares
Types of Accounts
Purchase of Fund Shares
Redemption of Fund Shares
Dividends and Distributions
Optional Shareholder Services

18	Financial Highlights

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE/GOALS

     Clipper Fund (the "Fund") is a non-diversified, open-end management investment company. The objective of the Fund is to provide long-term capital growth and capital preservation. This objective is fundamental to the Fund and cannot be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks to achieve its objectives by concentrating investments in securities that, in the opinion of Pacific Financial Research, Inc., the Fund's investment adviser (the "Adviser"), are significantly undervalued. Among such investments, the Fund will emphasize the purchase of common stock, convertible long-term corporate debt obligations, convertible preferred stock, and warrants that the Adviser believes are undervalued and appear to offer the potential of furthering the Fund's goal of long-term capital growth.
     The Fund may invest in special situations that the Adviser believes present opportunities for capital growth. A special situation arises, when in the opinion of the Adviser, the securities of a particular company will, within a reasonable estimated period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of markets as a whole.
     If the Adviser is unable to find investments selling at a discount to their intrinsic value, a significant portion of the Fund's assets may be invested in cash, similar investments, and bonds. In the past, the Fund has held as little as 39% of its assets in equities.

PRINCIPAL RISK OF INVESTING

     The biggest risk is that the Fund's returns may vary, and you could lose money. If you are considering investing in the Fund, remember that it is designed for long-term investors who can accept risks of investing in a concentrated portfolio of significantly undervalued securities. Common stocks tend to be more volatile than other investment choices.
     The value of the Fund's portfolio may decrease if the share price of one or more individual companies in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) may also decrease, which means if you sell your shares in the Fund you would get back less money than you originally invested.
     The Fund concentrates its investments in securities of companies that are significantly undervalued relative to the long-term intrinsic value of the enterprise itself, or in special situations. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. All securities in which the Fund may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate. Accordingly, there can be no assurance that the Fund will achieve its goal of long-term capital growth with respect to such investments because any perceived intrinsic values may never be reflected in the market price of such securities. Because the Fund from time to time may have a large cash and cash equivalent position, it may not do as well as if it were fully invested.
     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
     The following information illustrates how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index.

RETURNS

     The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Clipper Fund Annual Returns
50%
40%
30%
20%
10%
0%
-10%
-2.4%
45.2%
19.4%
30.2%
19.2%
-2.0%
37.4%
10.3%
-5.5%
19.3%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

 During the 10 year period shown in the bar chart, the highest return for a quarter was 16.2% (quarter ending September 2000) and the lowest return for a quarter was -12.3% (quarter ending September 2002).

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(for the period ending December 31, 2003)
	1 Year	5 Years	10 Years	Inception*
Clipper FundSM
Return Before Taxes	19.3%	10.9%	15.9%	16.0%
Return After Taxes on Distributions**	18.8%	8.7%	13.3%	13.3%
Return After Taxes on Distributions and Sale of Fund Shares**	13.1%	8.8%	13.1%	13.8%
INDICES
Morningstar Large Value***	28.4%	2.0%	9.6%	11.9%
S&P 500***	28.7%	(0.6)%	11.1%	13.3%

*Inception Date: 2/29/84

 ** After-tax returns are calculated using the historical highest federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such at 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is no guarantee of future results.

***The S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index is an index of 1,023 managed large value mutual funds monitored by Morningstar. The returns shown for the indices reflect no deductions for fees, expenses or taxes.

FEES AND EXPENSES

     The Fund does not charge shareholder transaction fees. However, the following table illustrates expenses and fees that a shareholder of the Fund would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF FUND SHARES.")

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Other Expenses (net of expense reduction)	0.13%

Total Annual Fund Operating Expenses	1.13%

Example
     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Clipper FundSM	$115	$359	$622	$1,375

     This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND RELATED RISKS

     This section takes a closer look at the Fund's investment objectives, principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without shareholder approval.
     Please carefully review the "RELATED RISKS" section of this prospectus on page 8 for a discussion of risks associated with certain investment techniques.

INVESTMENT OBJECTIVES

     The Fund is a non-diversified, open-end management investment company. The objective of the Fund is to provide long-term capital growth and capital preservation. It pursues this objective by concentrating investments in securities that, in the opinion of the Adviser, are significantly undervalued. This objective is fundamental to the Fund and cannot be changed without shareholder approval. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.
     The Fund has adopted and will follow certain investment policies as set forth below, which are fundamental and may not be changed without shareholder approval. In addition to those stated here, see "OTHER INVESTMENT RESTRICTIONS" in the Statement of Additional Information, which is available upon request.

Concentration of Investments. The Fund will not invest more than 25% of its total assets, at time of purchase, in the securities of issuers in any one industry. The Fund will not invest more than 10% of its total assets, at time of purchase, in the securities of any one issuer. This restriction does not apply to investments by the Fund in securities of the U. S. Government or its agencies or instrumentalities.

Restricted and Non Readily Marketable Securities. The Fund will not invest in restricted securities, including repurchase agreements maturing in over seven days and securities that do not have readily available market quotations, if such investment will cause the aggregate value of all such securities to exceed 10% of the value of the Fund's total assets at the time of investment.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks to achieve its objective by concentrating investments in securities that, in the opinion of the Adviser, are significantly undervalued. The Fund looks for companies whose current prices do not reflect the long-term intrinsic value of their business enterprises. Among such investments, the Fund will emphasize the purchase of common stock, convertible long-term corporate debt obligations, convertible preferred stock, and warrants that the Adviser believes are undervalued and appear to offer the potential of furthering the Fund's goal of long-term capital growth. The fixed income and convertible securities may be non-rated debt and/or debt rated D, the lowest rating category by S&P and Moody's. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Such debt obligations are rated below investment grade and are regarded as extremely speculative investments with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to deterioration of general economic conditions.

     The following is designed to help you better understand the Fund's principal investment philosophy, process and strategies.

INVESTMENT PHILOSOPHY AND PROCESS

     The Adviser will seek to meet the investment objective of the Fund by investing primarily in securities that are considered by the Adviser to have potential for long-term capital appreciation. In appraising a potential investment, the Adviser considers factors such as a company's balance sheet strength and its ability to generate earnings and free cash flow; the Adviser also gives some weight to current dividend income. Investors should understand that market risks are inherent in all securities in varying degrees. Therefore, there can be no assurance that the Adviser will be successful in meeting the investment objective of the Fund.
     As to any specific investment, the Adviser's investment approach is very research intensive and includes meeting with management, competitors and customers, and preparing detailed valuation models for each company researched. The valuation models attempt to calculate a company's intrinsic value based on private market transactions and discounted cash flow valuations. The Adviser focuses on dominant companies generating excess cash flow with good management in industries that are "out of favor" in the investment community. However, there can be no assurance that the judgment of the Adviser as to intrinsic value is correct. Intrinsic value will change over time based on the fundamentals of the company or general market interest rates.
     The Fund invests in companies when their share prices trade below the Adviser's estimate of intrinsic value. The Fund sells its shares in companies when their share prices reach the Adviser's estimate of intrinsic value. This investment discipline is no guarantee by the Adviser against a loss of capital.
     The Adviser believes that concentrated portfolios produce superior long-term performance. The Adviser focuses on its best investment ideas; therefore, the Fund is more concentrated than the average equity fund. The Fund is defined as a "non-diversified" mutual fund. The Fund generally contains 15 to 35 stocks; however, it may contain fewer than 15 stocks or more than 35 stocks if considered prudent by the Adviser. These positions are generally held for extended periods of time.

Trading. The Adviser uses a disciplined trading strategy for purchasing and selling securities for the Fund. The Adviser establishes price limits for purchasing and selling securities based on the intrinsic value of the securities as estimated by the Adviser. Brokerage commissions generally average four cents per share or less on any transaction.

Special Situations. The Fund may invest in special situations that the Adviser believes present opportunities for capital growth. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonable estimated period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of markets as a whole.

Foreign Securities. The Fund reserves the right to invest in foreign securities and may only purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, are represented by American Depositary Receipts (ADR's) listed on a domestic securities exchange, or are traded in the U.S. over-the-counter market. A small investment in foreign securities can have a large impact on investment performance. The Fund will not hold foreign currency as an investment or invest in foreign currency contracts.

Diversification of Investments. The Fund is a "non-diversified" Fund and therefore is not required to meet the diversification requirements under the Investment Company Act of 1940, as amended. The Fund nevertheless intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("the Code").

Cash Positions. If the Adviser is unable to find investments selling at a discount to their intrinsic value or believes that market conditions are unfavorable for profitable investing, a significant portion of the Fund's assets may be invested in cash or similar investments. In other words, the Fund does not always stay fully invested in stocks or bonds.
     When the Fund's investments in cash or similar investments increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Other Types of Investments. The Fund may also invest to a lesser degree in other types of securities and may include:

  debt securities;
  high-yield/high-risk securities (junk bonds) (up to 25% of the Fund's assets);
  securities of an issuer in default, including fixed income and convertible securities (within the same asset limitation);
  securities of companies with high levels of leverage that may engage in restructuring.

RELATED RISKS

     As with any mutual fund, there are risks to investing. The Fund's returns may vary, and you could lose money. The Fund invests substantially all of its assets in common stocks, and the value of the stocks held might decrease in response to activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.
    The Fund concentrates its investments in securities that the Adviser believes are significantly undervalued relative to the long-term intrinsic value of the enterprise, or in special situations. Because of this, companies in the Fund's portfolio may share common characteristics and react similarly to market developments. There can be no reassurance that the Fund will achieve its goal of long-term capital growth with respect to such investments because any perceived intrinsic values may never be reflected in the market price of such securities. If you are considering investing in the Fund, remember that it is designed for long-term investors who can accept risks of investing in a concentrated portfolio of significantly undervalued securities.

     The following is designed to help you better understand some of the risks of investing in the Fund.

Investments in Smaller or Newer Companies. The Fund may invest in smaller or newer companies, which may suffer more significant losses as well as realize more substantial growth than larger, more established issuers because these smaller or newer companies may lack depth in management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger, more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger, more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and speculative.

Diversification. Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. The Fund is a "non-diversified" fund, which means it has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

Industry. Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to companies in a single industry.

Foreign Securities. Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment in a foreign security may be affected by changes in the following:

Currency Rates. If the Fund invests in a foreign security, its value may be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, the security's value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risks. Accordingly, the Fund will not hold foreign currency as an investment or invest in foreign currency contracts.

Political and Economic. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have unstable governments, different legal systems, immature economic structures, national policies restricting investments by foreigners, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

Regulatory. There may be less government supervision of foreign markets than in U.S. markets. As a result, foreign issuers may not be subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Market. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

High-Yield/High-Risk Securities. High-yield/high-risk securities (or junk bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risks, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

Portfolio Volatility. The Fund seeks to provide a lower level of volatility than the stock market, as measured by the S&P 500 Index. The lower volatility sought by the Fund is expected to result from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes, including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The Fund also considers growth potential in selecting securities and may hold securities selected solely for their growth potential.

Reducing Risk. The Fund attempts to reduce risk principally through diligent research into the operational and financial risks of the companies whose stock it holds. The Fund requires a significant discount from intrinsic value before purchasing a stock, to achieve a margin of safety, and employs significant positions in cash or bonds when stocks appear to be overvalued. There is no assurance these attempts to reduce risk to the portfolio will be successful.

MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER TO THE FUND

     Pacific Financial Research, Inc., ("PFR") (the "Adviser"), a Massachusetts corporation, is located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. The Adviser is a wholly owned subsidiary of Old Mutual (US) Holdings. As of January 31, 2004 the Adviser had over $17.6 billion in assets under management. Under an investment advisory agreement with the Fund, the Adviser manages the investment and reinvestment of the assets of and is the Administrator to the Fund. The Adviser must adhere to the stated investment objectives and policies of the Fund, and is subject to the control and supervision of the Fund's Board of Directors. See the Statement of Additional Information for more detailed information.

INVESTMENT ADVISER'S FEE

     For its services the Adviser receives from the Fund a management fee equal to 1% per annum of the Fund's average daily net asset values. Such fee is higher than that charged by most other investment management companies. The management fee is accrued daily in computing the net asset value (the "NAV") of a share for the purpose of determining the offering and redemption price per share, and is paid to the Adviser at the end of each month.

PORTFOLIO MANAGERS OF THE FUND

James Gipson

Jim received his B.A. and M.A. degrees in Economics with honors from the University of California, Los Angeles, and his M.B.A. degree with honors from Harvard Business School. He authored Winning the Investment Game: A Guide for All Seasons. Jim founded PFR in 1980, and he currently serves as President and Chairman of the Fund and is a principal of PFR.

Michael Sandler

Michael received his B.B.A. with distinction, M.B.A. and J.D. degrees from the University of Iowa. He joined PFR as an analyst in 1984, and he currently serves as Vice President of the Fund and is a Vice President and a principal of PFR.

Bruce Veaco, CPA

Bruce graduated summa cum laude from the University of California, Los Angeles with a B.A. degree in Economics. Bruce received his M.B.A. degree from Harvard Business School before joining PFR as an analyst in 1986. He currently serves as Vice President and a principal of PFR.

Peter Quinn

Peter received his B.S. degree in Finance from Boston College and his M.B.A. degree from the Peter F. Drucker School of Management. He joined PFR as Research Associate in 1987. He currently serves as Vice President and a principal of PFR.

Kelly Sueoka

Kelly received his B.S. magna cum laude in Aerospace Engineering from the University of Michigan and his M.B.A. degree from the University of Chicago. He joined PFR as an analyst in 1995. He currently serves as Vice President and a Principal of PFR.

SHAREHOLDER INFORMATION

     This section will help you become familiar with the different types of accounts you can establish with the Clipper FundSM. It also explains in detail the services and features you can establish on your account, as well as account fees and policies that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice.

PRICING OF FUND SHARES

     All purchases and redemptions will be processed at the NAV next calculated after your request is received and accepted by the Fund's Transfer and Servicing Agent, Boston Financial Data Services ("BFDS"). The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) each day that the NYSE is open. The NAV of Fund shares is not determined on days that the NYSE is closed (generally New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas). In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value, or, if market quotations are not readily available, at their fair value determined in good faith pursuant to procedures established by the Board of Directors. Short term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the Statement of Additional Information for more detailed information.

TYPES OF ACCOUNTS

REGULAR

Individual or Joint Ownership: You must include all of the registrant's name(s), birth date(s) and Social Security number(s) on the application.

A Gift or Transfer to Minor (UGMA/UTMA): An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open this type of an account, you must include both the custodian's and minor's names,  birth dates, and Social Security numbers on the application.

Trust: An established trust can open an account. You must include the name, birth date, and Social Security number of each trustee, together with the name of the trust, and the date of the trust agreement. You must also include a copy of the first, last and signature pages of the trust agreement.

Business Accounts: Corporations or partnerships may also open an account. You must include the name, birth date, and Social Security number of each officer on the application. An authorized officer of the corporation or a general partner of the partnership must sign the application. If you are opening an account for a corporation, a copy of its certified articles of incorporation or its business license must be attached to the application. If you are opening an account for a partnership, a copy of its partnership agreement must be attached.

RETIREMENT

Traditional or Roth IRA: Retirement plans protect investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. Retirement accounts require special applications. Please refer to the Fund's Information Kit on IRAs.

Simplified Employee Pension Plan (SEP): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any other eligible employee(s). Please refer to the Fund's Information Kit on IRAs.

MINIMUM INVESTMENTS

	Initial	Additional
Regular	$ 25,000	$ 1,000
IRAs	$ 3,000	$ 200

PURCHASE OF FUND SHARES

TO BUY SHARES

     Shares of the Fund are offered, without charge, at the NAV per share next determined after an order is received by the Fund.  The minimum initial investment is $25,000; subsequent investments must be at least $1,000. The minimum initial investment for  IRA accounts (i.e., traditional, SEP, Roth or rollover)  is $3,000; subsequent investments must be at least $200. The officers of the Fund may permit exceptions.
     Shares of the Fund may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") who have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Service Agents may receive compensation from the Fund for shareholder recordkeeping and similar services.
     Certain Service Agents may enter into agreements with the Fund that permit them to confirm orders for their customers by phone with payment to follow in accordance with the procedures of BFDS, the Fund's Transfer Agent. If the Transfer Agent does not receive payment, the transaction may be cancelled and the Service Agent could be held liable for resulting fees or losses.

PAYING FOR SHARES

     When buying shares of the Fund, your request will be processed at the next NAV calculated after your order is received and accepted by the Transfer Agent.

     You may pay for shares of the Fund by check or by wire transfer. Cash, credit cards, money orders, and starter, counter, travelers and third party checks will not be accepted. Purchases must be in U.S. dollars, and checks must be drawn on U.S. banks.

By Mail: Complete and sign an Account Application and mail it together with a check made payable to "Clipper Fund, Inc." to the following address:

Clipper Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219152
Kansas City, MO 64121-9152

Or via overnight:

330 W 9th Street, 4th Floor
Kansas City, MO 64105

By Wire: Purchases may also be made by wiring money from your bank account to your Clipper Fund, Inc. account. Call the Transfer Agent at (800) 432-2504 to receive wiring instructions.

Additional Purchase Information: Investments received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) will be invested at the NAV calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right to suspend the offering of shares of the Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund.
    Purchases of shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will only be issued upon written request from the shareholder.

Right to Reject Purchase Orders: The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. The Fund seeks to prohibit market timing because short-term or other excessive trading into and out of the Fund can be disruptive to efficient Fund management and can increase Fund expenses, consequently harming the Fund's performance and the Fund's shareholders. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading and transactions by a financial intermediary.
    The Fund and its transfer agent have adopted certain policies intended to identify and discourage frequent trading in the Fund. However, shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

Anti-Money Laundering:    Please note that in compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. Therefore, all transactions must be made directly to the Transfer Agent, and not to the Fund. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P. O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Transfer Agent reserves the right to close your account or take any other action it deems reasonable or required by law.

REDEMPTION OF FUND SHARES

     You may redeem shares at any time. If shares are held in certificate form, the certificate must be returned in order to redeem. When selling shares of the Fund, your request will be processed at the next NAV calculated after your order is received and accepted by the Transfer Agent.

By Mail: Send requests to sell shares directly to the Transfer Agent. Original requests (faxes are not acceptable) to redeem shares must include:

(a)	share certificates, if issued;
(b)	a letter of instruction specifying the number of shares or dollar amounts to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
(c)	a signature guarantee (see "Signature Guarantees"); and
(d)	any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, pension and profit sharing plans and other organizations.

By Telephone: To sell shares by telephone you must:

(a)	pre-establish the telephone redemption privilege and wiring instructions (if applicable) by completing the appropriate section of the Account Application; and
(b)	call the Transfer Agent at (800) 432-2504 by the close of the regular trading session of the NYSE (normally 4:00 PM Eastern time).

     The Transfer Agent will employ reasonable procedures to confirm that instructions received by telephone are valid. The Fund and the Transfer Agent will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. Please note that the telephone redemption privilege is not available for IRA accounts.

Additional Redemption Information: Redemption proceeds for newly purchased shares may be delayed up to fifteen days after the purchase of the shares, pending verification that your check has cleared. Payment will normally be made on the next business day after redemption, but no later than SEVEN days after the transaction. The Transfer Agent will wire redemption proceeds only to a pre-established bank account. During periods of significant economic or market changes, telephone redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone at (800) 432-2504, the redemption request may be delivered to the Transfer Agent at the address referenced on page 13 of this Prospectus.
     The Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of Fund securities received in payment of redemptions.
     An account may be closed after 60 days' written notice if the account value falls below the minimum initial investment. You may purchase shares to bring your account balance above the minimum during the 60-day grace period. The right of redemption by the Fund will not apply if the value of your account drops below the minimum initial investment because of market performance.

Signature Guarantees: A signature guarantee is required if any of the following is applicable:

(a)	You request a redemption by check that exceeds $100,000.
(b)	You would like a check made payable to anyone other than the shareholder(s) of record.
(c)	You would like a check mailed to an address which has been changed within 10 days of the redemption request.
(d)	You would like a check mailed to an address other than the address of record.

The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

     A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities exchanges, registered securities associations or clearing agencies. If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature. Notary publics cannot provide signature guarantees.

DIVIDENDS AND DISTRIBUTIONS

     The Fund will normally distribute substantially all of its net investment income and any realized net capital gain on an annual basis. These distributions may be taxed as ordinary income or capital gains. All dividends and capital gains distributions will automatically be reinvested in additional shares unless the Fund is notified that the shareholder elects to receive the distributions in cash. Reinvested distributions receive the same tax treatment as those paid in cash.

Social Security Number/Taxpayer Identification Number: To avoid a 28% backup withholding on dividends, distributions and redemption proceeds, individuals and other non-exempt shareholders must certify their taxpayer identification number ("TIN") on the application. If you are subject to backup withholding or you do not certify your TIN the IRS requires the Fund to withhold 28% of any redemption proceeds and any dividends paid.

OPTIONAL SHAREHOLDER SERVICES

Automatic Investment Plan ("AIP"): Shareholders may choose to participate in the Fund's Automatic Investment Plan. Once the minimum initial investments have been made, ($25,000 Regular; $3,000 IRA) the shareholder may elect to purchase shares automatically ($150 minimum monthly investment) at regular intervals. To establish an AIP, a shareholder must complete the corresponding section on the Account Application. A shareholder may cancel his/her participation or change the amount of purchase at any time by calling the Transfer Agent at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

Systematic Withdrawal Plan ("SWP"): Shareholders with a balance of $25,000 may choose to participate in the Fund's Systematic Withdrawal Plan. This option allows you to make regular automatic withdrawals from your account. Withdrawals are processed on the 10th day of each month. To establish a SWP, a shareholder must complete the corresponding section on the Account Application. A shareholder may cancel his/her participation or change the amount of withdrawal at any time by calling the Transfer Agent at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

Statements and Reports: Confirmation statements are sent from the Transfer Agent after each transaction affecting your share balance and/or account registration. An annual statement is sent detailing any dividends or distributions. The Fund also sends a quarterly report detailing a list of the Fund's portfolio holdings.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, for the year ended December 31, 2003, has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders, which is available upon request. The financial highlights for the years preceding 2002 have been audited by other independent auditors whose report expressed an unqualified opinion thereon.

	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net asset value, beginning of year	$75.73	$83.53	$79.25	$65.28	$75.37

Income (loss) from investment operations: Net investment income	0.72	1.08	1.08	1.83	2.27

Net realized and unrealized gain (loss) on investments	13.87	(5.68)	7.03	22.40	(3.96)

Total Income (loss) from investment operations	14.59	(4.60)	8.11	24.23	(1.69)

Less distributions:
Dividends from net investment income (Note 4)	(0.73)	(1.08)	(1.08)	(1.86)	(2.25)

Distributions of Return of Capital	-	-	-	(0.02)	-

Distributions from net realized gain on investments (Note 4)	(1.62)	(2.12)	(2.75)	(8.38)	(6.15)

Net asset value, end of year	$87.97	$75.73	$83.53	$79.25	$65.28

Total Return	19.3%	-5.5%	10.2%	37.4%	-2.0%

Ratios and Supplemental Data:
Net assets ($000,000's), end of year	$6,963	$5,002	$2,685	$1,366	$961

Ratio of expenses to average net assets (Note 5):	1.13%	1.07%	1.08%	1.09%	1.10%

Ratio of net investment income to average net assets	0.98%	1.65%	1.72%	2.88%	2.54%

Portfolio turnover rate	25%	48%	23%	46%	63%

Number of shares outstanding at end of year (000's)	79,162	66,050	32,144	17,241	14,716
________________________
See notes to financial statements.

SHAREHOLDER PRIVACY NOTICE

     The Clipper FundSM collects nonpublic personal information about you but never discloses this information to third parties and has no intention of doing so. The sources used to collect your information are:

  Information we receive from you on applications or other forms; and
  Information about your transactions with others, such as your financial advisor, or us.

     The Clipper FundSM will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions are met:

  Clipper FundSM receives your prior written consent;
  Clipper FundSM believes the recipient is your authorized representative;
  Clipper FundSM is permitted by law to disclose the information to the recipient in order to service your account(s); or
  Clipper FundSM is required by law to disclose information to the recipient.

     If you decide to close your account(s) or become an inactive customer, the Clipper FundSM will adhere to the privacy policies and practices as described in this notice.
     If you hold shares of the Clipper FundSM through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.
     Clipper FundSM restricts access to your personal and account information to those employees who need to know that information to provide you products or services. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: http://www.clipperfund.com
E-mail: postmaster@clipperfund.com

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders.

You can request other information about the Fund including a Statement of Additional Information and Annual and Semi-Annual Reports, free of charge, by contacting the Fund at 800-776-5033. The Fund's Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

PROSPECTUS MAY 1, 2004

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Also, information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. The Fund's reports and other information are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of only a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.

Investment Company File No. 811-3931

CF PROS 0504

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2004

Clipper Fund, Inc., (the "Fund") a California Corporation, was incorporated under the General Corporation Law of California, on December 1, 1983. For operational purposes, its inception date is February 29, 1984. It is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company.

     This Statement of Additional Information is not a Prospectus but is to be read in conjunction with the Prospectus for Clipper FundSM (the "Fund") dated May 1, 2004. A copy of the Prospectus may be obtained from Clipper FundSM, 9601 Wilshire Blvd, Suite 800, Beverly Hills, California 90210. Pacific Financial Research, Inc. ("PFR" or the "Adviser") is the investment adviser to the Fund.

INVESTMENT OBJECTIVE AND POLICIES

Short Term Investments

    In order to earn a return on uninvested assets, to meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in domestic and foreign money market instruments, which include certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services or Prime-1 or Prime-2 by Moody's Investors Service or if unrated, determined by the Adviser to be of comparable quality. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Fund. The Fund will not invest in any security issued by a commercial bank unless:

(i)	the bank has total assets of at least $1 billion, or the equivalent in other currencies;

(ii)	in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation;

(iii)	in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities that may be purchased by the Fund.

Repurchase Agreements

     The Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities. In a repurchase agreement, the Fund buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities, subject to the agreement, at 102% of the repurchase price. The value of the securities will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with such requirement. The use of repurchase agreements involves certain risks. A default by the seller of the agreement may cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral.

Lending of Securities. While the Fund currently does not lend its portfolio securities, and has no present intention to lend in excess of 10% of its portfolio securities, it reserves the right to lend up to 30% of its portfolio securities. The Adviser may lend to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Adviser and whose creditworthiness is acceptable in order to generate additional income. The borrower must deliver to the Fund cash or cash equivalent collateral equal in value to at least 100% of the value of the securities loaned at all times during the loan. During the time the portfolio securities are on loan, the borrower pays the Fund any interest or dividends paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral.

When-Issued, Forward Delivery and Delayed Settlement Securities. The Fund may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. When-issued or forward delivery refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by the Fund until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Fund will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Fund may earn income on securities it has deposited in a segregated account. The Fund engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices-not to increase its investment leverage.

 Fund Turnover .The Fund turnover rate is not expected to exceed 75%. In addition to trading costs, higher rates of Fund turnover may result in the realization of capital gains. The Fund will not normally engage in short-term trading, but reserves the right to do so.

Investment Companies. The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any management fee paid by the investment company in which the Fund has invested.

OTHER INVESTMENT RESTRICTIONS

The Fund will not:

(a)	invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;
(b)

invest more than 25% of its assets within a single industry; however, there are no limitations on investments issued or guaranteed by the U.S. Government and its agencies when the Fund adopts a temporary defensive position;

(c)

make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its Fund securities to banks, brokers, dealers and other financial institutions so long as loans are made in compliance with the Investment Company Act of 1940 (the "1940 Act"), as amended, or the rules and regulations or interpretations of the SEC;

(d)

borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Fund's gross assets valued at the lower of fair market value or cost, or purchase additional securities when borrowings exceed 5% of total assets; or

(e)	pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

MANAGEMENT OF THE FUND

     The Fund's Board of Directors manages the business and affairs of the Fund and exercises all corporate powers, except what it delegates to the management of the Fund. However, the Board retains the power to hold management accountable for all its actions. Each director is expected to carry out specific duties under the 1940 Act and state statutes, as applicable. The Board delegates the management of the day-to-day operations of the Fund to its officers.

     Each director owes the Fund a duty of care. The duty of care requires that a director act with that degree of diligence, care, and skill that a person of ordinary prudence would exercise under similar circumstances in a like position and in a manner he or she reasonably believes is in the best interests of the Fund. Each director also owes the Fund a duty of loyalty. The duty of loyalty requires that the directors act in good faith, avoid unfair dealing, and resolve conflicts of interest in favor of the Fund and its shareholders.

     In addition to these broad duties, the Board of Directors is responsible for the selection of the Fund's principal officers, the declaration of dividends, the setting of dates for shareholder meetings, and the setting of record dates for shareholders entitled to receive dividends or to vote at shareholder meetings.

The names of directors and officers of the Fund, their positions with the Fund, their principal occupations during the recent past, and other directorships held (directors only) are shown below.

Information Regarding The Directors and Officers
(1)	(2)	(3)	(4)	(5)	(6)	(7)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director	Value of Shares of Capital Stock of the Fund beneficially owned directly or indirectly as of February 28, 2004
Interested person:
James H. Gipson* 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (61) (* interested party)	President, Chairman of the Board, and Director	One year and since inception.	President, Chairman of the Board, and Portfolio Manager, PFR	One	None	Over $100,000 Less than 1%

Non-Interested persons:
F. Otis Booth, Jr. 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (80)	Director	One year and since inception	Private investor	One	None	Over $100,000 Less than 1%

Norman B. Williamson 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (72)	Director	One year and since inception	Private investor	One	None	Over $100,000 Less than 1%

Lawrence P. McNamee 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (69)	Director	One year and since inception	Retired educator	One	None	Over $100,000 Less than 1%

Officers/non-directors:
Michael C. Sandler 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (49)	Vice President	One year and since inception	Vice President, Director, and Portfolio Manager, PFR	One	None	Over $100,000 Less than 1%

Michael Kromm 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (58)	Secretary and Treasurer	One year and since 1991.	Operations Manager, PFR	One	None	Over $100,000 Less than 1%

 *Mr. Gipson is an interested person of the Fund, as defined in the 1940 Act, by virtue of his affiliation with, PFR, the Fund's investment adviser.

     The Fund's Board of Directors has an audit committee and no nominating or compensation committee or any committee performing similar functions. The members of the audit committee are F. Otis Booth, Jr., Norman B. Williamson and Lawrence P. McNamee, the Directors who are not "interested persons" of the Fund. During the calendar year 2003, the audit committee met four times.

     The audit committee recommends the appointment of the Fund's independent auditors to the Board of Directors, recommends the approval of the Fund's engagement letter with the independent auditors, pre-approves all audit and permitted non-audit services provided by the independent auditors, and reviews the Fund's financial statements.

      Information about the management of the Fund is contained in the Prospectus under "Management and Organization." Compensation paid by the Fund, to its directors and officers, was as follows for the year ended December 31, 2003:

COMPENSATION TABLE

(1)	(2)	(3)	(4)	(5)
Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
Interested person:
James H. Gipson, President, Chairman of the Board and Director	$ -0-	$ -0-	$ -0-	$ -0-

Non-interested persons:
F. Otis Booth, Jr., Director	$ 5,000	$ -0-	$ -0-	$ 5,000

Norman B. Williamson, Director	$ 5,000	$ -0-	$ -0-	$ 5,000

Lawrence P. McNamee, Director	$ 5,000	$ -0-	$ -0-	$ 5,000

Officers/non-directors:
Michael C. Sandler, Vice President	$ -0-	$ -0-	$ -0-	$ -0-

Michael Kromm, Secretary/Treasurer	$ -0-	$ -0-	$ -0-	$ -0-

 CODE OF ETHICS

     The Fund and the Adviser have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Fund.
    The Fund's Code of Ethics generally prohibits access persons from disclosing to other persons the securities held by the Fund. Such disclosures may be made only to persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund; in connection with periodic reports that are available to shareholders and the public; to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Fund; pursuant to a regulatory request or as otherwise required by law; or to persons approved in writing by the compliance officer of the Fund.
    The Fund has also adopted a supplemental code of ethics for its principal and senior financial officers. The supplemental code is designed to deter wrongdoing and to promote honest and ethical conduct; full, fair, accurate, timely, and understandable disclosure in reports and documents filed by the Fund with the SEC; and compliance with applicable governmental laws, rules and regulations.

PROXY VOTING POLICIES

     The Board of Directors of the Fund has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight. The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Company. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.
    At least annually, the Adviser must provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser must submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. For this purpose, a "conflict of interest" is deemed to occur when the Adviser or an affiliated person of the Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, other than the obligation the Adviser incurs as investment adviser to the Fund, which may compromise the Adviser's independence of judgment and action in voting the proxy.
     The Fund is required to file a report of the Fund's complete proxy voting record for the 12 months ended June 30th on Form N-PX no later than August 31st of each year. Information regarding how the Adviser voted proxies relating to voting portfolio securities for the Fund will be available without charge, upon request, by calling toll-free (800) 776-5033 and on the SEC's web site at www.sec.gov.

A copy of the Adviser's proxy voting policies is attached as Appendix A.

PRINCIPAL SHAREHOLDERS OF SECURITIES

The following is information about persons known to the Fund to be record owners of five percent or more of the outstanding shares of the Fund's capital stock, as of February 29, 2004:

	Number of
	Shares Owned	Percent
Name and Address	of Record	of Class

National Financial Services Corporation (1)	20,818,368	25.8%
For the Exclusive Benefit of Our Customers
PO Box 3908 Church St Station
New York, NY 10008-3908

Charles Schwab & Co. Inc. (1)	17,198,874	21.3%
Attention: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104

Fidelity Investments Institutional (2)	8,380,678	10.4%
Operations Co (FIIOC)
As Agent for Certain Emp Ben Plans
100 Magellan Way #KW1C
Covington, KY 41015-1999

Pershing LLC (1)	4,420,567	5.5%
One Pershing Plaza
Jersey City, NJ 07399-0002

1. This shareholder is a nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any of the individual accounts.

2. This shareholder is the trustee for several company sponsored retirement plans; the Fund is not aware of the size or identity of these plans

INVESTMENT ADVISORY AND OTHER SERVICES

     Certain information regarding investment advisory and other services is in the Fund's Prospectus. Additional information follows:

 The Investment Adviser. Pacific Financial Research, Inc., is a registered investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Registration as a registered investment adviser does not involve supervision of management or investment practices and policies by the SEC. James H. Gipson, President and a Director of the Fund, is President of the Adviser, a wholly owned subsidiary of Old Mutual (US) Holdings, Inc. See "Investment Adviser to the Fund" in the prospectus dated May 1, 2004.
     Under the Fund's investment advisory contract with the Adviser, (the "Contract"), the Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities, in accordance with the Fund's investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Adviser, (iii) maintains all required books and records with respect to the Fund's securities transactions and provides such periodic and special reports as reasonably requested by the Fund's Board of Directors, (iv) provides the custodian of the Fund's securities on each business day with a list of trades for that day, and (v) provides persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund. The Adviser is also responsible for (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund) and (ii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.
The Fund is responsible and has assumed the obligation for payment of all of its other expenses including (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Fund, (e) charges and expenses of the Fund's custodian, transfer and dividend paying agent and registrar, (f) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials except for meetings called solely for the Adviser's benefit, (g) legal and auditing expenses, (h) printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (i) payment of all investment advisory and Fund administration fees, (j) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, (k) insurance premiums on the Fund's property and personnel, including the fidelity bond and liability insurance for officers and directors, (l) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records as required by the 1940 Act, including the pricing of the Fund's portfolio securities and the calculation of its daily net asset value, and (m) any extraordinary and non-recurring expenses, except as otherwise prescribed herein.
     The Contract, as continued, is effective through March 31, 2005. Thereafter, it may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, and by a majority of the Fund's Board of Directors who are not "interested persons" of the Fund, in person at a meeting called for the purpose of voting on such approval.
     If the Fund does not generate sufficient income to cover its expenses, the Adviser may at its discretion pay from the Adviser's own funds more than required of it by the most restrictive applicable state limitation. Operating expenses for the purposes of the Contract include the Adviser's management fee but do not include (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes, incurred by or levied on the Fund and (c) interest charges on borrowings.
     The Contract is terminable on 60 days written notice by vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Directors, or by the Adviser on 60 days written notice, and automatically terminates in the event of its assignment. The Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties thereunder.
     The Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients besides the Fund, three of which are registered investment companies.
     The Fund paid investment advisory fees to the Adviser of $56,928,901, $41,532,559, and $18,656,658, for the years ended December 31, 2003, 2002, and 2001, respectively. These fees equal 1% of the average daily net assets of the Fund for each respective year.

Renewal of the Investment Advisory Contract. In determining whether to renew the Contract each year, the Board of Directors of the Fund evaluates information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. At its last annual review meeting in March 2003, the Board of Directors considered a number of factors in determining to renew the Contract, including the quality of services provided to the Fund, fees and expenses borne by the Fund, and the financial results of the Adviser.
     In reviewing the quality of services provided to the Fund, the Board noted that although the Fund had not performed favorably relative to the S&P 500 and the Morningstar Large Value Funds Index for the year ending December 31, 2003, the Fund had outperformed the S&P 500 and the Index for the three-, five- and ten-year periods ending on that date. In reviewing the fees and expenses borne by the Fund, the Board noted that the Adviser also provides administrative services to the Fund, and that the advisory fees and total expenses over various periods as a percentage of the Fund's net assets were similar to those of other funds of comparable size with the same investment objectives and for which their advisers provided similar services to those provided by PFR. The Board also noted the lack of any material compliance issues involving the Adviser, the positive correspondence the Fund regularly receives from its shareholders, and the clear communication style of the Adviser.
     Based on their review, the Board of Directors as a whole, and the independent Directors separately, concluded that the advisory fees and other expenses of the Fund are fair, both absolutely and in comparison with those of other funds in the various peer groups, and that the shareholders of the Fund have received reasonable value in return for paying such fees and expenses, and approved renewal of the Contract.

OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, Post Office Box 1713, Mutual Funds Operations-P2N, Boston, MA, 02105, acts as the custodian of the securities and other assets of the Fund and provides accounting services to the Fund.

     PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, are the Fund's independent auditors.

     Boston Financial Data Services, 330 W. 9th St. 4th Floor, Kansas City, MO 64105 acts as the transfer agent of the Fund.

     Paul, Hastings, Janofsky & Walker, LLP, 515 South Flower Street, 25th Floor, Los Angeles, CA 90071 acts as legal counsel to the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Adviser will furnish advice and recommendations with respect to the Fund's portfolio decisions and, subject to the instructions of the Board of Directors of the Fund, will determine the broker to be used in each specific transaction.
The Adviser's traders receive daily reports detailing their brokerage transactions, and the Adviser's compliance department reviews monthly brokerage reports. Traders are encouraged to allocate their trades among multiple brokers, and the Adviser as an institution executes trades through 60 brokers, none of which received more than six percent of the Adviser's brokerage commissions in 2003. The principals of the Adviser meet periodically to review the Adviser's best execution policies and procedures.
    In executing the Fund's portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block of securities is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.
    The Fund and the Adviser may direct the Fund's portfolio transactions to persons or firms in recognition of research and investment services provided by such person or firm if the amount of commissions for effecting the transactions is reasonable in relation to the value of the investment information provided by those persons or firms. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Adviser's other investment accounts.
    The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the "third market" (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Adviser will seek to deal with primary market makers and to execute transactions on the Fund's behalf, except in those circumstances where, in the opinion of the Adviser, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.
     Neither the Adviser nor any of its affiliated persons will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business, directly or indirectly, because of such commissions.
     The Board of Directors reviews periodically the allocation of brokerage orders to monitor the operation of these policies.

     The aggregate amounts of brokerage commissions paid by the Fund were $4,271,440, $7,622,162, and $2,032,850, for the years ended December 31, 2003, 2002, and 2001, respectively. During the year ended December 31, 2003 the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions was $622,116,992 and $1,056,404, respectively. The amount of these directed commissions that was applied as credit against operating expenses by the Fund's custodian, and accounted for on an accrual basis, amounted to $759,672 to the benefit of the Fund only. All trades are placed with brokers on a best execution basis. None of the directed brokerage commissions was directed because of research services.

CAPITAL STOCK AND OTHER SECURITIES

     The Fund was organized as a California corporation on December 1, 1983. The authorized capital stock of the Fund consists solely of 200,000,000 shares of capital stock having no par value. Each of the Fund's shares has equal dividend, distribution, liquidation and voting rights. Holders of the Fund's shares have no conversion or pre-emptive rights. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of capital stock may not be modified except by vote of the holders of a majority of the outstanding shares.
     The Articles of Incorporation of the Fund give the Fund the right to redeem shares of capital stock evidenced by any stock certificate presented for transfer at the aggregate net asset value per share. Holders of capital stock are entitled to one vote per share on all matters voted upon by the Fund's shareholders. In addition, the Fund's shares have cumulative voting rights in the election of directors. This means that a shareholder may cumulate votes by multiplying the number of shares which the shareholder holds by the number of directors to be elected and casting all such votes for one candidate or distributing them among any two or more candidates. In order to cumulate votes, a shareholder must give notice of the shareholder's intention to cumulate votes at the meeting and prior to the voting, and the candidates' names must have been placed in nomination prior to the commencement of voting. If any one shareholder has given notice as described above, then all shareholders may cumulate their votes for candidates in nomination.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     Certain information regarding the purchase and redemption of the Fund's capital shares is contained under the captions "Purchase of Fund Shares," and "Redemption of Fund Shares" in the Prospectus. Additional information follows.

Valuation of Assets in Determining Net Asset Value. In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on the New York Stock Exchange ("NYSE") are valued at the last sale price on the NYSE on the business day as of which such value is being determined at 4:00 p.m. Eastern time. If there has been no sale on the NYSE on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on the NYSE on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges are valued in like manner. In the case of NASDAQ, the NASDAQ official closing price will be used. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

Fair Value. While the Fund has contracted with its custodian, State Street Bank & Trust Company, to calculate the fair value of its  securities for which market quotations are not readily available,  the  Board of Directors has adopted pricing policies and procedures  as a control measure.  Fair value may be used, for example, in the unlikely event that trading is halted for the particular security or the  security is thinly traded.   In making the fair value determination, all relevant factors shall be considered and an analysis of the investment itself is of primary importance, but external factors, such as general market development and news events, may  also be relevant.  Pursuant to these procedures, fair values are determined using the best information available at the time.

Purchase of Fund Shares. Orders for shares received by the Fund prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the NYSE on that day (normally 4:00 p.m. Eastern time). Orders received after the close of the NYSE or on a day it is not open for trading are priced at the close of NYSE on the next day on which it is open for trading at the next determined net asset value per share.

TAX STATUS

     Information about the tax status of the Fund and certain federal income tax consequences to Fund shareholders is contained in the Prospectus under "Dividends and Distributions."
     Corporate shareholders should also be aware that availability of the dividends-received deduction for a portion of the Fund's distributions is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days and is reduced to the extent such shares are treated as debt-financed under the Internal Revenue Code of 1986, as amended, (the "Code"). Dividends, including the portions thereof qualifying for the dividends received deduction, are accounted for in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.
     A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consists of securities in foreign corporations. Since the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.
     Shareholders who are not U.S. persons under the Code should consult their advisers regarding the applicability of U.S. withholding taxes to Fund distributions and the effect of foreign tax laws.
     Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Fund that are held by the shareholder as capital assets. A loss on the sale of shares of the Fund held for six months or less is treated as a long-term capital loss to the extent that distributions on such shares were treated as long-term capital gains.
     Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if substantially all of its income is distributed to shareholders for each taxable year.
Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency denominated securities are subject to Section 988 of the Code, which may cause gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount, timing and character of distributions to shareholders.
    The discussions herein and in the Prospectus have been prepared by the management of the Fund, are general in nature and do not purport to be a complete description of all tax implications of an investment in the Fund; counsel to the Fund has expressed no opinion in respect therein. Investors should consult their own tax advisers for further details and for the application of federal, state and local tax laws to their particular situations.

FINANCIAL STATEMENTS

     The audited financial statements of the Fund as contained in the Annual Report to Shareholders for the year ended December 31, 2003 (the "Report") are incorporated herein by reference to the Report which has been filed with the SEC. Any person not receiving a copy of the report with this statement should call or write the Fund to obtain a free copy.

APPENDIX A

PACIFIC FINANCIAL RESEARCH
PROXY VOTING
POLICY AND PROCEDURES

    Pacific Financial Research ("PFR") assumes a fiduciary responsibility to vote proxies in the best interest of its clients unless a client specifically reserves the right to vote its own proxies. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), PFR acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.

GUIDELINES:

    These guidelines have been developed to be consistent, whenever possible, with enhancing long-term shareholder value and with leading corporate governance practices. In determining how proxies will be voted, PFR will not be unduly influenced by representatives of management or other outside groups. These guidelines are not rigid policy positions. PFR will consider each proxy issue individually, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. Generally, PFR will vote proxies as follows:

Management Proposals:
In general, it is PFR's intention to vote for proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

1. Election of Directors (unless an alternative slate of directors has been proposed, in which case we will decide on a case by case basis)

2. Approval of Independent Auditors

3. Executive Compensation Plans

4. Corporate Structure

5. Limiting directors' liability

However, PFR will vote against management proposals that we believe are designed to entrench management or to unreasonably deter an acquisition of the company at a fair price to shareholders such as the following:

1. Proposals to stagger board members' terms

2. Proposals to limit the ability of shareholders to call special meetings;

3. Proposals to require super majority votes;

4. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

5. Proposals to implement "poison pill" provisions

6. Proposals to implement "fair price" provisions

Shareholder Proposals:

At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. PFR will examine each proposal from an economic perspective and will not be influenced by political or social concerns. Generally, PFR will vote against shareholder proposals that could negatively impact the company's ability to conduct business, but will support shareholder proposals that will lead to maximization of shareholder value.

PROXY REVIEW:

    Upon receipt of proxies for securities held by our clients, a copy of each proxy will be provided to the analysts who have research responsibility for that particular security. The analysts will carefully review the proxy materials. Proposals will be considered individually and collectively to determine if they are in the best interests of shareholders. Unless there is a compelling reason to the contrary, proxies will be voted in accordance with the previously discussed proxy guidelines.
    If the application of our proxy guidelines would result in PFR voting against management, the analysts will discuss the proposal with PFR's president. In keeping with PFR's partnership philosophy of investing, the analysts will contact company management to discuss our intended vote. Unless management provides a persuasive argument as to why the proposal is in fact in the best interest of shareholders, we will vote against it. For proposals that we vote against, we will prepare a memorandum explaining our position. A copy of this memorandum will be attached to the proxy statement and retained in a central file.
    Once the analysts have determined the appropriate proxy votes, they will indicate on the proxy voting instruction sheet how all proxies received by us will be voted.

Conflicts of Interest:

    Occasions may arise during the voting process in which the best interest of the clients conflicts with PFR's interest. If PFR learns that a conflict of interest exists, the Client Accounting department will prepare a report that identifies:

1.	the details of the conflict of interest,

2.	whether or not the conflict is material; and

3.	the procedures to ensure that PFR makes proxy-voting decisions based on the best interest of clients.

    If PFR determines that a material conflict of interest still exists after following these steps, PFR will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROCEDURES:

    The following procedures have been established to ensure that all proxies received by PFR are voted on a timely basis and voted consistently across all portfolios:

1.	The PFR mailroom will forward all proxy materials to the Client Accounting department.

2.	The Client Accounting department will prepare PFR proxy voting instruction sheets for the applicable securities.

3.	A copy of the proxy materials will be forwarded to the analyst responsible for the security.

4.	Using the guidelines described above, the analyst will determine how PFR will vote with respect to each proposal and indicate such on the proxy voting instruction sheet.

5.	The Client Accounting department will vote all proxies in accordance with the proxy voting instruction sheet except for those proxies over which the client has retained voting control. These proxies will be voted in accordance with instructions from the applicable clients.

6.	As each proxy form is voted and mailed, the mailing date will be recorded on the PFR proxy voting instruction sheet.

7.	Approximately 10 days prior to each shareholder meeting date, we will review the proxy voting instruction sheet in conjunction with a security cross-reference to determine which proxy cards have not been received.

8.	For accounts for which proxies should have been received but have not, the applicable custodian banks will be contacted and asked to forward the proxies to PFR for voting.

Proxy Voting Record Keeping:

    The Client accounting department will maintain a record regarding the voting of proxies. The PFR proxy voting instruction sheets contain the following information:

1.	the name of the issuer,

2.	the exchange ticker symbol,

3.	the CUSIP number,

4.	the shareholder meeting date,

5.	a brief description of the matter brought to vote,

6.	whether the proposal was submitted by management or a shareholder,

7.	how PFR voted the proxy (for, against, abstained), and

8.	whether the proxy was voted for or against management.

    Pursuant to Rule 204-2 of the Investment Advisor's Act of 1940, PFR will maintain the following records for five years in an easily accessible place, the first two years in its office:

1.	PFR's proxy policies and procedures,

2.	proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by PFR),

3.	records of votes cast on behalf of clients,

4.	records of written client requests for voting information,

5.	records of written responses from PFR to both written and verbal client requests, and

6.	any other documents prepared that were material to PFR's decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a Voting Proxy Report:

    PFR will describe in its Part II of form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how PFR voted their securities. Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling PFR's Proxy Coordinator (Executive Assistant in charge of Client Communications) at 1-310-247-3939. The report will be provided free of charge. This information is also available on our website at www.pfr.biz.
CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: http://www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc.

DIRECTORS	STATEMENT OF ADDITIONAL INFORMATION MAY 1, 2004
James H. Gipson
F. Otis Booth, Jr.
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
Boston Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP

Investment Company File No: 811-3931
This report is not a prospectus and is not authorized for distribution to prospective investors unless accompanied by a current prospectus.

CF SAI 0504

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on it behalf by the undersigned, thereto duly authorized, in the City of Beverly Hills, State of California, on the 22nd Day of April, 2004. The registrant certifies that it meets all of the requirements for effectiveness of the Amendment pursuant to Rule 485(b) under the Securities Act of 1933.

CLIPPER FUND, INC.

/s/James H. Gipson
Chairman and President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following in the capacities and on the dates indicated.

NAME	TITLE	DATE

/s/ James H. Gipson	Chairman of the Board	04/22/04
James H. Gipson	President and Director
(Principal Executive Officer)

/s/ Michael C. Sandler	Vice President	04/22/04
Michael C. Sandler

/s/ Michael Kromm	Secretary, Treasurer	04/22/04
Michael Kromm	(Principal Accounting Officer)

/s/ F. Otis Booth, Jr.	Director	04/22/04
F. Otis Booth, Jr.

/s/ Norman B. Williamson	Director	04/22/04
Norman B. Williamson

/s/ Lawrence P. McNamee	Director	04/22/04
Lawrence P. McNamee